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                                                                   EXHIBIT 10.63
                           ULTRAMAR DIAMOND SHAMROCK
                                  CORPORATION




CONFIDENTIAL
                                                            PENELOPE RHUDE VITEO
                                                                  Vice President
                                                                 Human Resources



February 18, 1999

Mr. Jean Gaulin

Dear Jean:

Effective as of January 1, 1999 your annual base salary was increased to $800,000, except that payment of $75,000 of that increase in 1999 is suspended pursuant to your instructions set out in your letter to me effective as of December 30, 1998.

This letter confirms that the Compensation Committee of the Company's Board of Directors determined, effective January 1, 1999, to increase your incentive factor under the Company's 1999 Annual Incentive Plan ("1999 AIP") to 76.55%. This approval is contingent upon your continuing to suspend payment of $75,000 in base salary during 1999.

Although you will not receive $75,000 in annual base salary in 1999, you will be treated as earning $800,000 annually in base salary for the following purposes, to the extent relevant to your personal situation:

     .    1999 Annual Incentive Plan

     .    Life Insurance Coverage

     .    Short and Long-Term Disability Insurance Coverage

     .    Severance under your Employment Agreement

     .    Supplemental Executive Retirement Plan


To the extent you or your beneficiaries are subject to any federal income and employment taxes respecting payments under the life insurance and/or long-term disability insurance by reason of this treatment, then you or your beneficiaries will receive an additional payment equal to the amount of said taxes imposed upon the payments.

You will not be treated as having earned $800,000 in annual base salary with respect to the qualified or nonqualified 401(k) Plans, and the qualified defined benefit pension plan in which you participate. However, subject to the terms of these plans and your
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elections under same, any award you may receive under the 1999 Annual Incentive
Plan will be treated as earned for the purposes of these plans.

Please sign the original and enclosed copy of this letter in the space below, indicating your agreement to the terms outlined above and the continuing suspension of $75,000 of your annual base salary during 1999. Your agreement is irrevocable during 1999. Please return the signed original to me.

Sincerely,


/s/ Penny


AGREED TO THIS 23 DAY OF FEBRUARY 1999.


/s/  Jean Gaulin
--------------------
     Jean Gaulin
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                           ULTRAMAR DIAMOND SHAMROCK
                                  CORPORATION

CONFIDENTIAL

                                                            PENELOPE RHUDE VITEO
                                                                  Vice President
                                                                 Human Resources



February 18, 1999

Mr. Timothy Fretthold

Dear Tim:

Effective as of January 1, 1999 your annual base salary was increased to $370,000, except that payment of $35,000 of that increase in 1999 is suspended pursuant to your instructions set out in your letter to me effective as of December 30, 1998.

This letter confirms that the Compensation Committee of the Company's Board of Directors determined, effective January 1, 1999, to increase your incentive factor under the Company's 1999 Annual Incentive Plan ("1999 AIP") to 60.15%. This approval is contingent upon your continuing to suspend payment of $35,000 in base salary during 1999.

Although you will not receive $35,000 in annual base salary in 1999, you will be treated as earning $370,000 annually in base salary for the following purposes, to the extent relevant to your personal situation:

     .    1999 Annual Incentive Plan

     .    Life Insurance Coverage

     .    Short and Long-Term Disability Insurance Coverage

     .    Severance under your Employment Agreement

     .    Supplemental Executive Retirement Plan

To the extent you or your beneficiaries are subject to any federal income and employment taxes respecting payments under the life insurance and/or long-term disability insurance by reason of this treatment, then you or your beneficiaries will receive an additional payment equal to the amount of said taxes imposed upon the payments.

You will not be treated as having earned $370,000 in annual base salary with respect to the qualified or nonqualified 401(k) Plans, and the qualified defined benefit pension plan in which you participate. However, subject to the terms of these plans and your elections under same, any award you may receive under the 1999 Annual Incentive Plan will be treated as earned for the purposes of these plans.

Please sign the original and enclosed copy of this letter in the space below, indicating your agreement to the terms outlined above and the continuing suspension of $35,000 of your annual base salary during 1999. Your agreement is irrevocable during 1999. Please return the signed original to me.


Sincerely,

/s/ Penny


AGREED TO THIS 18TH DAY OF FEBRUARY 1999.


/s/ Timothy Fretthold
----------------------
    Timothy Fretthold
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                           ULTRAMAR DIAMOND SHAMROCK
                                  CORPORATION



CONFIDENTIAL

                                                            PENELOPE RHUDE VITEO
                                                                  Vice President
                                                                 Human Resources

February 22, 1999

Mr. William Klesse

Dear Bill:

Effective as of February 1, 1999 your annual base salary was increased to $400,000, except that payment of $35,000 of that increase in 1999 is suspended pursuant to your instructions set out in your letters to me effective as of December 30, 1998 and January 25, 1999.

This letter confirms that the Compensation Committee of the Company's Board of Directors determined, effective January 1, 1999, to increase your incentive factor under the Company's 1999 Annual Incentive Plan ("1999 AIP") to 58.9%. This approval is contingent upon your continuing to suspend payment of $35,000 in base salary during 1999.

Although you will not receive $35,000 in annual base salary in 1999, you will be treated as earning $400,000 annually in base salary for the following purposes, to the extent relevant to your personal situation:

     .    1999 Annual Incentive Plan

     .    Life Insurance Coverage

     .    Short and Long-Term Disability Insurance Coverage

     .    Severance under your Employment Agreement

     .    Supplemental Executive Retirement Plan

To the extent you or your beneficiaries are subject to any federal income and employment taxes respecting payments under the life insurance and/or long-term disability insurance by reason of this treatment, then you or your beneficiaries will receive an additional payment equal to the amount of said taxes imposed upon the payments.

You will not be treated as having earned $400,000 in annual base salary with respect to the qualified or nonqualified 401(k) Plans, and the qualified defined benefit pension plan in which you participate. However, subject to the terms of these plans and your elections under same, any award you may receive under the 1999 Annual Incentive Plan will be treated as earned for the purposes of these plans.

Please sign the original and enclosed copy of this letter in the space below, indicating your agreement to the terms outlined above and the continuing suspension of $35,000 of your annual base salary during 1999. Your agreement is irrevocable during 1999. Please return the signed original to me.


Sincerely,



/s/ Penny

AGREED TO THIS 23/RD/ DAY OF FEBRUARY 1999.


/s/ William Klesse
-----------------------
William Klesse